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                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS



The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby restated as follows:

Investment Grade    Michael E. Gray, a Vice President of the Adviser and
  Bond Fund         William J. Adams, a Vice President of the Adviser, are
                    the portfolio managers of the Fund. Messrs. Gray and Adams have been the Fund's portfolio managers since its inception on January 1, 1999. Mr. Gray has been employed as an investment professional of the Adviser since 1996. From 1994 to 1996, he was employed as a securities analyst by Conseco
                    Capital Management. Prior to 1994, he was Vice President and
                    Treasurer of Salem Cooperative Bank. Mr. Gray is a Chartered
                    Financial Analyst. Mr. Adams has been employed by the Adviser as an investment professional since 1997. From 1994 to 1997, he was employed as a securities analyst with Conseco Capital Management. Prior to 1994, he was a loan officer at Mellon Bank, N.A. Mr. Adams is a Chartered
                    Financial Analyst.


                   The date of this  Supplement is January 1, 1999.